                                                                    EXHIBIT 99.3


================================================================================






                              AMENDED AND RESTATED
                           MASTER COLLATERAL AGREEMENT

                                      among

                        SERVICE MERCHANDISE COMPANY, INC.

           THE SUBSIDIARIES OF SERVICE MERCHANDISE COMPANY, INC. PARTY
                                     HERETO

                                       and

                               CITICORP USA, INC.,
                             as Administrative Agent

                          Dated as of January 21, 1999



================================================================================

                                TABLE OF CONTENTS


                                                                             Page
                                                                             ----

SECTION 1.  DEFINITIONS......................................................  2
     1.1    Defined Terms....................................................  2
     1.2    Other Definitional Provisions.................................... 12

SECTION 2.  REMEDIAL PROVISIONS.............................................. 12
     2.1    Notice of Default; Notice of Acceleration........................ 12
     2.2    General Authority of the Administrative Agent over the
            Collateral....................................................... 12
     2.3    Right to Initiate Judicial Proceedings........................... 13
     2.4    Right to Appoint a Receiver...................................... 13
     2.5    Exercise of Powers; Instructions of Required Secured Parties..... 14
     2.6    Remedies Not Exclusive........................................... 14
     2.7    Waiver and Estoppel.............................................. 15
     2.8    Limitation on Administrative Agent's Duty in Respect of
            Collateral....................................................... 16
     2.9    Limitation by Law; Limitation by Contract........................ 16
     2.10   Rights of Secured Parties under Secured Instruments.............. 17
     2.11   Subordination of Intercompany Obligations........................ 17
     2.12   Certain Provisions In Existing Mortgages......................... 18
     2.13   Overdrafts....................................................... 22

SECTION 3.  CASH DOMINION SYSTEM; COLLATERAL ACCOUNTS;
     DISTRIBUTIONS........................................................... 22
     3.1    Cash Dominion System............................................. 22
     3.2    The Collateral Account........................................... 23
     3.3    Control of Collateral Account.................................... 24
     3.4    Investment of Funds Deposited in Collateral Account.............. 24
     3.5    Application of Moneys............................................ 24
     3.6    Amounts Held for Contingent Secured Obligations.................. 26
     3.7    Administrative Agent's Calculations.............................. 26
     3.8    Pro Rata Sharing................................................. 27

SECTION 4.  AGREEMENTS WITH THE ADMINISTRATIVE AGENT......................... 27
     4.1    Information as to Secured Parties and Administrative Agent....... 27
     4.2    Stamp and Other Similar Taxes.................................... 27
     4.3    Filing Fees, Excise Taxes, Etc................................... 27
     4.4    Indemnification.................................................. 28
     4.5    Further Assurances............................................... 28

                                                                             Page
                                                                             ----

SECTION 5.  POSSESSION AND USE OF COLLATERAL; PARTIAL RELEASES............... 29
     5.1    Use Prior to Notice of Acceleration.............................. 29
     5.2    Releases......................................................... 29
     5.3    Insurance and Condemnation Proceeds; Liquidating Dividends....... 30

SECTION 6.  THE ADMINISTRATIVE AGENT......................................... 31
     6.1    Exculpatory Provisions........................................... 31
     6.2    Delegation of Duties............................................. 32
     6.3    Reliance by Administrative Agent................................. 32
     6.4    Limitations on Duties of the Administrative Agent................ 34
     6.5    Resignation and Removal of the Administrative Agent.............. 34
     6.6    Merger of the Administrative Agent............................... 34
     6.7    Co-Collateral Agent; Separate Agents............................. 34
     6.8    Treatment of Payee or Indorsee by Administrative Agent;
            Representatives of Secured Parties............................... 36

SECTION 7.  MISCELLANEOUS.....................................................36
     7.1    Notices.......................................................... 36
     7.2    No Waivers....................................................... 37
     7.3    Amendments, Supplements and Waivers.............................. 37
     7.4    Headings......................................................... 38
     7.5    Severability..................................................... 38
     7.6    Successors and Assigns........................................... 38
     7.7    Currency Conversions............................................. 38
     7.8    GOVERNING LAW.................................................... 38
     7.9    Counterparts..................................................... 38
     7.10   Termination...................................................... 38
     7.11   New Obligors..................................................... 39
     7.12   Inspection by Regulatory Agencies................................ 39
     7.13   Submission to Jurisdiction; Waivers.............................. 39
     7.14   WAIVERS OF JURY TRIAL............................................ 40
     7.15   Amendment and Restatement........................................ 40

Exhibits

      A     Form of Security Agreement
      B     Form of Mortgage
      C     Form of Securities Pledge Agreement
      D     Form of Assumption Agreement
      E     Form of Blocked Account Agreement
      F     Form of Lockbox Agreement
      G     Form of Custody and Control Agreement


                  AMENDED AND RESTATED MASTER COLLATERAL AGREEMENT, dated as of January 21, 1999, among SERVICE MERCHANDISE COMPANY, INC., a Tennessee corporation (the "Borrower"), the subsidiaries of the Borrower which are listed on the signature pages hereto under the heading "Initial Obligors" (together with the Borrower, the "Initial Obligors"), the other subsidiaries of the Borrower from time to time party hereto (the "New Obligors"), and CITICORP USA, INC. ("Citicorp"), as Administrative Agent (as defined below).

                              W I T N E S S E T H:

                  WHEREAS, in connection with the Amended and Restated Credit Agreement, dated as of September 10, 1997 (the "Existing Credit Agreement"), among the Borrower, the financial institutions party thereto, The Chase Manhattan Bank ("Chase"), as administrative agent and collateral agent for such financial institutions (in such capacity, the "Collateral Agent"), and Citicorp, as documentation agent thereunder, the Borrower, certain subsidiaries of the Borrower and The Chase Manhattan Bank, as collateral agent, entered into the Master Collateral Agreement, dated as of September 10, 1997 (the "Existing Agreement"); and

                  WHEREAS, Citicorp has succeeded Chase as the Collateral Agent under the Existing Credit Agreement; and

                  WHEREAS, in connection with the Second Amended and Restated Credit Agreement, dated as of January 20, 1999, among the Borrower, the several financial institutions and other entities from time to time party thereto (the "Lenders"), Citicorp, as collateral and administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and BankBoston, N.A., as collateral monitoring agent and documentation agent for the Lenders (as amended, modified, supplemented, extended, renewed or refinanced from time to time, the "Credit Agreement"), the Initial Obligors and the Administrative Agent desire to amend and restate in its entirety the Existing Agreement, including the Security Documents referred to therein; and

                  WHEREAS, it is the intent of the parties hereto that this Agreement amend and restate in its entirety the Existing Agreement, that this Agreement not constitute a novation and that from and after the date hereof, the Existing Agreement be of no force or effect except as to evidence the incurrence of each of the Obligors' obligations thereunder and the grant of Liens therein or pursuant thereto; and

                  WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Initial Obligors and the Administrative Agent shall have executed and delivered this Agreement;

                  NOW, THEREFORE, the Obligors and the Administrative Agent hereby agree that the Existing Agreement is hereby consolidated and amended and restated in its entirety to read as follows:

SECTION 1.  DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, the terms defined in the captions to this Agreement have the meanings set forth therein, terms defined in the Credit Agreement and used herein (unless otherwise defined herein) have the meanings assigned to such terms in the Credit Agreement, and the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Accounts" means, with respect to any Obligor, all "accounts" (as such term is defined in the Code) now owned or hereafter acquired by such Obligor and all Instruments and Chattel Paper now owned or hereafter acquired by such Obligor which evidence a right to payment for goods sold or leased or for services rendered, whether or not such right has been earned by performance.

                  "Administrative Agent" has the meaning assigned to such term in the recitals to this Agreement.

                  "Agreement" means this Amended and Restated Master Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Applicable Rate" has the meaning assigned to such term in subsection 2.12(f).

                  "Average Available Revolving Amount" means, on any day, the average daily Available Revolving Amount for the thirty day period ended on such day.

                  "Bankruptcy Code" means title 11 of the United States Code, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Bankruptcy Event" with respect to any Person means the commencement of any case, proceeding or other action (a) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (b) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the making of a general assignment for the benefit of its creditors.

                  "Blocked Account Agreement" means any Blocked Account Agreement (i) entered into among any Obligor, a Depositary Bank and the Collateral Agent pursuant to the Existing Agreement, substantially in the form of Exhibit E to the Existing Agreement, or (ii) entered into among any Obligor, a Depositary Bank and the Administrative Agent pursuant to subsection 3.1, substantially in the form of Exhibit E to this Agreement, with such changes as may be agreed upon by the relevant Obligor, the Administrative Agent and the relevant Depositary Bank, in each case as the same may be amended, modified, supplemented, extended or renewed from time to time.

                  "Cash Dominion Notice" means a notice delivered by the Administrative Agent to the Borrower stating that a Cash Dominion Trigger Event has occurred and/or directing that funds be transferred to the account identified as follows:

         Citicorp USA, Inc.            For the account of
         ABA # 021000089               Citicorp USA, Inc., as Administrative
         399 Park Avenue               Agent: Service Merchandise Company, Inc.
         New York, NY  10043           - Collateral Account
                                       Account #: 4978-5586

         or such other account as may be designated by the Administrative Agent.

                  "Cash Dominion System" has the meaning assigned to such term in subsection 3.1(a).

                  "Cash Dominion Trigger Event" means the occurrence of the Effective Date.

                  "Cash Equivalents" means (a) direct obligations of, or obligations guaranteed by, the United States of America or any agency thereof, (b) commercial paper issued in the United States of America and rated at least A-1 or P-1 by at least one nationally recognized rating organization, (c) certificates of deposit issued by or eurodollar deposits made with any Lender, any affiliate of any Lender, or any bank or trust company which has (or the parent of which has) capital, surplus and undivided profits aggregating at least $100,000,000 (or the equivalent amount in another currency), (d) loan participations in respect of loans made in the United States by any bank or trust company referred to in clause (c) above to borrowers which have short-term ratings of at least A-1 or P-1 by at least one nationally recognized rating organization, (e) drafts accepted by any bank or trust company referred to in clause (c) above or any other negotiable instrument guaranteed or endorsed with full recourse by any such bank or trust company, (f) repurchase agreements with respect to any of the foregoing types of securities described in clause (a), (b) and (d) above, (g) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (f) above, (h) obligations the return with respect to which is excluded from gross income under
         Section 103 of the Internal Revenue Code of 1986, as amended from time to time (the "Tax Code") with a maturity of not more than six months or with the right of the holder to put such obligations for purchase at par upon not more than seven days' notice and which are rated A-l or higher by S&P or rated P-1 or higher by Moody's, (i) (A) tax free money market funds that invest solely in the securities described in clause
         (h) above or (B) money market preferred municipal bond funds which have a term of not more than seven days and which are rated at least AAA or the equivalent thereof by S&P or at least Aaa or the equivalent thereof by Moody's, and (j) any other securities reasonably acceptable to the Administrative Agent which are rated A-1 or higher by S&P or rated P-1 or higher by Moody's or which are of an equivalent credit quality in the reasonable judgment of the Administrative Agent, provided that (i) all such obligations, commercial paper, certificates of deposit, eurodollar deposits, loan participations, drafts, investments, instruments, securities and repurchase agreements are denominated in Dollars, (ii) each such obligation, commercial paper, certificate of deposit, draft, investment, security and instrument (including those subject to repurchase agreements) is evidenced by an instrument or a security (each as defined in the Code) of which (and of any confirmations related thereto) the Administrative Agent or its agents promptly take possession unless such items are Permitted Book-Entry Securities or, at the relevant Obligor's option, an Excepted Cash Equivalent (as defined in Section 3(f) of the Securities Pledge Agreement) or, in the case of eurodollar deposits or loan participations, are held in the name of the Administrative Agent or any agent therefor, and in the case of loan participations, are evidenced by facsimile or other written confirmation, (iii) each such obligation, certificate of deposit, draft, investment, security and instrument (including those subject to repurchase agreements) matures within six months after it is acquired by any Obligor and (iv) each item of such commercial paper (including those subject to repurchase agreements) matures within three months after it is acquired by any Obligor.

                  "Cash Proceeds" means all Proceeds of Collateral consisting of cash, checks, credit card proceeds, money orders or commercial paper of any kind whatsoever.

                  "Chattel Paper" means, with respect to any Obligor, all "chattel paper" (as such term is defined in the Code) now owned or hereafter acquired by such Obligor.

                  "Code" means the Uniform Commercial Code as in effect in the State of New York from time to time.

                  "Collateral" means, collectively, the Pledged Stock, all other Pledged Securities, the Mortgaged Property, the Mortgage Assignments, all Security, all Proceeds of the foregoing and all other property in which the Administrative Agent is granted a Lien from time to time hereunder or under any Security Document, subject to the limitations set forth in subsection 2.9.

                  "Collateral Account" has the meaning assigned to such term in subsection 3.2.

                  "Concentration Account" means the Collateral Account.

                  "Credit Agreement" has the meaning assigned to such term in the recitals to this Agreement.

                  "Credit Agreement Obligations" means, at any time, the collective reference to the unpaid principal of and interest on the Loans and the Reimbursement Obligations and all other obligations and liabilities of the Borrower to the Administrative Agent or the Lenders (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans or Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Letters of Credit, the other Loan Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or any other Loan Document).

                  "Custody and Control Agreement" means (i) any Custody and Control Agreement entered into among any Obligor, an Intermediary (as therein defined) and the Collateral Agent pursuant to Section 9(e) of the Existing Pledge Agreement or (ii) any Custody and Control Agreement entered into among any Obligor, an Intermediary (as therein defined) and the Administrative Agent pursuant to Section 9(e) of the Securities Pledge Agreement, substantially in the form of Exhibit G to this Agreement with such changes as may be agreed upon by the relevant Obligor, the Administrative Agent and the Intermediary, in each case as the same may be amended, modified, supplemented, extended or renewed from time to time.

                  "Depositary Account" has the meaning assigned to such term in subsection 3.1(a).

                  "Depositary Bank" has the meaning assigned to such term in subsection 3.1(a).

                  "Derivative Agreements" means any foreign exchange contracts, interest rate and currency swap agreements, floors, caps, collars, swaptions and similar derivative contracts, in each case, between any Obligor and any Lender or any Affiliate of any Lender.

                  "Distribution Date" means each date fixed by the Administrative Agent for a distribution to the Secured Parties of funds held in the Collateral Account.

                  "Documents" means, with respect to any Obligor, all "documents" (as such term is defined in the Code) now or hereafter acquired by such Obligor.

                  "Equipment" means, with respect to any Obligor, all equipment, machinery, chattels, tools, dies, jigs, molds, parts, machine tools, furniture, furnishings, fixtures and supplies, of every nature, now owned or hereafter acquired by such Obligor, wherever located, additions, accessories and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary for the operation and use of such personal property or fixtures, whether or not the same shall be deemed to be affixed to real property and in any event all "equipment" (as such term is defined in the Code), but excluding Inventory.

                  "Existing Credit Agreement Mortgage" has the meaning assigned to such term in subsection 2.12(a).

                  "Existing Pledge Agreement" has the meaning assigned to such term in the Securities Pledge Agreement.

                  "General Intangibles" means, with respect to any Obligor, all general intangibles of every nature, whether presently existing or hereafter acquired or created by such Obligor, including all Records, claims, choses in action, judgments, United States patents, United States patent applications, United States trademarks, servicemarks, logos and tradenames, along with the goodwill of the business connected with the use of or symbolized by such trademarks, servicemarks, logos and tradenames, interests in mortgages, deeds of trust and other instruments encumbering real property, licensing agreements, royalty payments, United States copyrights, insurance policies, tax refunds and goodwill, and in any event all "general intangibles" (as such term is defined in the Code) and all rights to receive payment of money which rights are not Accounts and do not arise under Chattel Paper and are not Instruments.

                  "Impositions" has the meaning assigned to such term in subsection 2.12(f).

                  "Included Obligors" has the meaning assigned to such term in subsection 7.10(b).

                  "Initial Obligors" has the meaning assigned to such term in the preamble to this Agreement.

                  "Instruments" means, with respect to any Obligor, any "instruments" (as such term is defined in the Code) now owned or hereafter acquired by such Obligor.

                  "Insurance Policies" means all rights of the Obligors in, to and under insurance policies of every kind, now existing or hereafter acquired, under which any Collateral is insured, provided that (i) any such rights which constitute Proceeds shall be included in the meaning of the term "Proceeds" and excluded from the meaning of the term "Insurance Policies", and (ii) proceeds of such policies, whether or not "Proceeds", shall be governed by and applied pursuant to subsection 5.3.

                  "Intercompany Debt" means, with respect to the Borrower, any Indebtedness of the Borrower to any other Obligor, and with respect to any Obligor other than the Borrower, any Indebtedness of such Obligor to the Borrower or any other Obligor, including all amounts payable in respect thereof whether in respect of principal, interest or otherwise.

                  "Inventory" means, with respect to any Obligor, goods now owned or hereafter acquired by such Obligor held for sale or lease or to be furnished under contracts of service or so leased or furnished, and all raw materials, work in process or materials used or consumed in a business, and in any event including all "inventory" (as such term is defined in the Code) but excluding Equipment.

                  "Investment Property" means all "investment property" (as such term is defined in the Code), including any security (as such term is defined in the Code), whether certificated or uncertificated, any security entitlement, any security account, any commodity contract and any commodity account.

                  "Investment Securities" means all Instruments or "securities" (as such term is defined in the Code) now owned or hereafter acquired by any Obligor other than (a) Pledged Stock, (b) Capital Stock of any Subsidiary that is not expressly required to be pledged pursuant the Credit Agreement or the Securities Pledge Agreement, (c) Cash Equivalents and (d) any note, debenture, bond or other instrument evidencing any Indebtedness of the Borrower to any Subsidiary or of any Subsidiary to the Borrower or any other Subsidiary that does not constitute Intercompany Debt.

                  "Lenders" has the meaning assigned to such term in the recitals to this Agreement.

                  "Lockbox Agreement" means any Lockbox Agreement (i) entered into among any Obligor, a Depositary Bank and the Collateral Agent pursuant to the Existing

         Agreement, in substantially the form of Exhibit F to the Existing Agreement, or (ii) entered into among any Obligor, a Depositary Bank and the Administrative Agent pursuant to subsection 3.1, in substantially the form of Exhibit F to this Agreement, with such changes as may be agreed upon by the relevant Obligor, the Administrative Agent and the Depositary Bank, in each case as the same may be amended, modified, supplemented, extended or renewed from time to time.

                  "Moody's" means Moody's Investors Services, Inc.

                  "Mortgage" means each fee and ground leasehold mortgage, deed of trust and any other similar document executed and delivered from time to time to the Administrative Agent pursuant to this Agreement, the Credit Agreement, the Existing Credit Agreement or any credit agreement amended and restated by the Existing Credit Agreement, in substantially the form of Exhibit B to this Agreement (other than in the case of a Mortgage delivered in connection with any credit agreement amended and restated by the Existing Credit Agreement), as appropriate, or, if such Exhibit is not appropriate under applicable law in the jurisdiction in which such real property is located, in such other form as shall be reasonably satisfactory to the Administrative Agent and the Borrower, as any of the same may be amended, modified, supplemented, extended or renewed from time to time.

                  "Mortgage Assignment" means each assignment of mortgage (including any mortgage held by an Obligor as an assignee of any other person) executed and delivered from time to time to the Administrative Agent pursuant to this Agreement or the Credit Agreement, in a form reasonably satisfactory to the Administrative Agent and the Borrower and as appropriate under applicable law in the jurisdiction in which such real property is located, as any of the same may be amended, modified, supplemented, extended or renewed from time to time.

                  "Mortgaged Property" means all property in which the Administrative Agent is granted a lien or security interest pursuant to the Mortgages.

                  "New Obligors" has the meaning assigned to such term in the preamble to this Agreement.

                  "Notice of Acceleration" means a notice delivered by the Administrative Agent to the Borrower stating that the Administrative Agent has declared the Loans and other amounts owing under the Credit Agreement to be due and payable and has terminated the Commitments pursuant to Section 9 of the Credit Agreement and stating that such notice is a "Notice of Acceleration" for the purposes of this Agreement.

                  "Notice of Default" means a notice delivered by the Administrative Agent to the Borrower stating that an Event of Default has occurred and is continuing and stating that such notice is a "Notice of Default" for the purposes of this Agreement.

                  "Obligors" means the Initial Obligors and the New Obligors.

                  "Opinion of Counsel" means an opinion in writing signed by legal counsel satisfactory to the Administrative Agent, who may, but need not, be an employee of any of the Obligors or counsel regularly retained by the Borrower or the Administrative Agent.

                  "Original Mortgage" has the meaning assigned to such term in subsection 2.12(a).

                  "Overdraft" means, at any time, the amount by which the aggregate amount debited from any deposit, concentration, operating or disbursement account maintained by the Borrower or any other Obligor with any Lender or any Affiliate of any Lender, as a result of processing of payment orders issued by the Borrower or such Obligor or otherwise, exceeds the aggregate funds on deposit in such account.

                  "Permitted Book-Entry Securities" means securities which conform in all respects to the requirements set forth in the definition of Cash Equivalents except that such securities are not evidenced by an instrument and the Administrative Agent or its agent does not have possession thereof, provided that with respect to any security of which the Administrative Agent or its agent does not have physical possession, the Administrative Agent shall have acquired a perfected first priority security interest therein or in the security entitlement with respect thereto in the manner provided by the Code.

                  "Pledged Securities" has the meaning assigned to such term in
         Section 2(a) of the Securities Pledge Agreement.

                  "Pledged Stock" has the meaning assigned to such term in clause (i) of Section 2(a) of the Securities Pledge Agreement.

                  "Post-petition Inventory Proceeds" means, with respect to any Obligor, Proceeds of Inventory of such Obligor arising after the commencement of a case or proceeding under the Bankruptcy Code by or against such Obligor.

                  "Proceeds" has the meaning assigned to such term in the Code.

                  "Records" means, with respect to any Obligor, all books, correspondence, credit files, records and other documents of such Obligor, whether presently existing or hereafter acquired or created, including all computer programs, computer tapes, cards, and other papers and documents in its possession or control or in the possession or control of any affiliate or computer service bureau.

                  "Related General Intangibles" means, with respect to any Obligor, all Related Patents and Trademarks and all inventions, processes, production methods, proprietary information, know-how, trade secrets and United States copyrights owned by such Obligor.

                  "Related Patents and Trademarks" means, with respect to any Obligor, (a) all United States trademarks and service marks and all applications and registrations in respect thereof (and any renewals thereof) listed on Schedule A to the Security Agreement and any and all future United States trademarks and service marks hereafter acquired by such Obligor, together with the goodwill of the business connected with the use of, and symbolized by, such trademarks and service marks, (b) all United States patents and applications for United States letters patent, owned by such Obligor, including those listed on Schedule B to the Security Agreement, (c) all re-issues, divisions, continuations, extensions and continuations-in-part of the items referred to in clause
         (b) above, and (d) the right to sue for past, present and future infringements of the foregoing.

                  "Restricted Jurisdiction" means with respect to any Mortgage or Mortgage Assignment, any jurisdiction outside the United States of America in which the recordation of such Mortgage or Mortgage Assignment would result in the payment of a material mortgage recording tax.

                  "S&P" means Standard & Poor's Ratings Group.

                  "Secured Instruments" means at any time the Credit Agreement and any other agreements or instruments evidencing Secured Obligations.

                  "Secured Obligations" means all of the following, in each case whether now existing or hereafter incurred or created, except to the extent otherwise expressly provided in the agreements or instruments relating thereto:

                             (i)   the Credit Agreement Obligations;

                            (ii) all sums payable by the Obligors under this Agreement or any Security Document;

                           (iii) all sums payable by Obligors which are Subsidiary Guarantors under the Subsidiaries Guarantee;

                            (iv)   liabilities of any Obligor for Overdrafts;

                             (v) liabilities and obligations of any Obligor under Derivative Agreements; and

                            (vi) obligations of any Obligor under subsections 4.10, 4.11, 10.7, 11.5 and 11.20 of the
                                   Existing Credit Agreement.

         When used in this Agreement with respect to any of the Secured Obligations that constitute the obligations of any Obligor in respect of a letter of credit issued on behalf of any Obligor or under any Derivative Agreement or any similar obligation, the term "outstanding" shall include, at any time, without duplication, the aggregate of the principal, interest and other amounts then outstanding that are the subject of such letter of credit or similar obligation that have not then been reimbursed by the relevant Obligor and the amount then available to be drawn or demanded under such letter of credit or similar obligation (assuming compliance with all conditions to drawing) or the termination liabilities, if any, of the Obligor under such Derivative Agreement.

                  "Secured Parties" means at any time the holders of the Secured Obligations.

                  "Securities Account" has the meaning assigned to such term in
         Section 9(a) of the Securities Pledge Agreement.

                  "Securities Pledge Agreement" means the Second Amended and Restated Securities Pledge Agreement, made by certain of the Obligors in favor of the Administrative Agent, substantially in the form of Exhibit C to this Agreement, as the same may be amended, modified, supplemented, extended or renewed from time to time.

                  "Security" has the meaning assigned to such term in Section 2 of the Security Agreement.

                  "Security Agreement" means the Second Amended and Restated Security Agreement and Collateral Assignment, made by the Obligors in favor of the Administrative Agent, substantially in the form of Exhibit A to this Agreement, as the same may be amended, modified, supplemented, extended or renewed from time to time.

                  "Security Documents" means the collective reference to the Security Agreement, the Securities Pledge Agreement, the Blocked Account Agreements, the Custody and Control Agreements, the Lockbox Agreements, the Mortgages, the Mortgage Assignments and each agreement entered into pursuant to subsection 7.3(b).

                  1.2 Other Definitional Provisions. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified. The word "including" means "including, without limitation" unless the context otherwise requires. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2. REMEDIAL PROVISIONS

                  2.1 Notice of Default; Notice of Acceleration. (a) At any time after the occurrence and during the continuation of an Event of Default, the Administrative Agent may or, at the request of the Majority Lenders, shall deliver a Notice of Default to the Borrower. At any time after the Loans and other amounts owing under the Credit Agreement shall have been declared due and payable and the Commitments shall have been terminated pursuant to Section 9 of the Credit Agreement, the Administrative Agent may or, at the request of the Majority Lenders, shall deliver a Notice of Acceleration to the Borrower, provided that, in the event the Loans become due and payable and the Commitments terminate as a result of the occurrence of an Event of Default under clause (i) or (ii) of Section 9(f) of the Credit Agreement, a Notice of Acceleration shall automatically be deemed to have been delivered under this Agreement.

                  (b) A Notice of Default and a Notice of Acceleration shall become effective upon delivery thereof to the Borrower. A Notice of Default and a Notice of Acceleration, once effective, shall remain in effect unless and until it is cancelled as provided in subsection 2.1(c) or, in the case of a Notice of Default only, the Event of Default giving rise to the delivery of the same has been waived or is otherwise no longer continuing.

                  (c) The Administrative Agent shall be entitled, with the consent of the Majority Lenders, to cancel any Notice of Default or Notice of Acceleration by delivering a written notice of cancellation to the Borrower at any time.

                  2.2 General Authority of the Administrative Agent over the Collateral. Each Obligor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Obligor or in its or his own name, from time to time in the Administrative Agent's discretion, as long as any Notice of Default (and, to the extent required by this Agreement or any Security Document, a Notice of Acceleration) is in effect, to take any and all appropriate action and to execute any and all documents and instruments which may reasonably be necessary or desirable to carry out the terms of this Agreement and the Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Obligor hereby gives the

Administrative Agent the power and right on behalf of such Obligor, without notice to or further assent by such Obligor, as long as any Notice of Default (and, to the extent required by this Agreement or any Security Document, a Notice of Acceleration) is in effect, to do the following:

                  (i) to exercise the rights of a secured creditor upon default under the Code, including the right to take possession of, and to sell, lease or otherwise dispose of, the Collateral, and to exercise its rights upon default under any Mortgage;

                 (ii) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon, or in connection with, the Collateral;

                (iii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Administrative Agent as, or in connection with, the Collateral;

                 (iv) to commence, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

                  (v) as long as a Notice of Acceleration is in effect, to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if the Administrative Agent were the absolute owner thereof; and

                 (vi) to do, at its option and at the expense and for the account of the Obligors, at any time or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect or preserve the Collateral (including obtaining insurance on the Collateral) and as long as a Notice of Acceleration is in effect, to realize upon the Collateral.

                  2.3 Right to Initiate Judicial Proceedings. The Administrative Agent, subject to the provisions of subsection 2.5(b) and Section 6, (a) as long as a Notice of Default (and, to the extent required by this Agreement or any Security Document, a Notice of Acceleration) is in effect, shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document and (b) as long as a Notice of Acceleration is in effect, may either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

                  2.4 Right to Appoint a Receiver. As long as a Notice of Acceleration is in effect, upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Administrative Agent under this Agreement or any Security

Document, the Administrative Agent shall, to the extent permitted by law, with notice to the Borrower but without notice to any party claiming through the Obligors, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Secured Obligations, without regard to the then value of the Collateral, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Administrative Agent) of the Collateral, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Administrative Agent and the Secured Parties, and each Obligor irrevocably consents to the appointments of such receiver or receivers and to the entry of such order, provided that, notwithstanding the appointment of any receiver, the Administrative Agent shall be entitled to retain possession and control of all cash and Cash Equivalents held by or deposited with it pursuant to this Agreement or any Security Document.

                  2.5 Exercise of Powers; Instructions of Required Secured Parties. (a) All of the powers, remedies and rights of the Administrative Agent as set forth in this Agreement may be exercised by the Administrative Agent in respect of any Security Document as though set forth in full therein and all of the powers, remedies and rights of the Administrative Agent and the other Secured Parties as set forth in any Security Document may be exercised from time to time as herein and therein provided.

                  (b) The Majority Lenders shall have the right, by one or more instruments in writing executed and delivered to the Administrative Agent, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Administrative Agent, or of exercising any trust or power conferred on the Administrative Agent, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement or any Security Document, provided that (i) such direction shall not conflict with the provisions of law, this Agreement, any Security Document or any other Loan Document and (ii) the Administrative Agent shall be adequately indemnified. Nothing in this subsection 2.5(b) shall impair the right of the Administrative Agent in its discretion to take any action which it deems proper and which is not inconsistent with such direction by the Majority Lenders. In the absence of such direction, the Administrative Agent shall have no duty to take or refrain from taking any action unless explicitly required herein.

                  2.6 Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Administrative Agent herein or in the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Security Document or now or hereafter existing at law or in equity or by statute.

                  (b) No delay or omission by the Administrative Agent to exercise any right, remedy or power hereunder or under any Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Security Document to the Administrative Agent may be exercised from time to time and as often as may be deemed expedient by the Administrative Agent.

                  (c) If the Administrative Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then the Obligors, the Administrative Agent and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral and in all other respects, and thereafter all rights, remedies and powers of the Administrative Agent shall continue as though no such proceeding had been taken.

                  (d) To the extent permitted by applicable law, all rights of action and of asserting claims upon or under this Agreement and the Security Documents may be enforced by the Administrative Agent without the possession of any Secured Instrument or instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Administrative Agent shall be, subject to subsection 6.7(b)(ii), brought in its name as Administrative Agent and any recovery of judgment shall be held as part of the Collateral.

                  2.7 Waiver and Estoppel. (a) Each Obligor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay of execution, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any Security Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Administrative Agent in this Agreement or any Security Document but will suffer and permit the execution of every such power as though no such law were in force.

                  (b) Each Obligor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

                  (c) Each Obligor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under the Credit Agreement or any Security Document) in connection with this Agreement and the Security Documents and any action taken by the Administrative Agent with respect to the Collateral.

                  2.8 Limitation on Administrative Agent's Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in any Security Document and to account to the Secured Parties and the Obligors for moneys and other property received by it hereunder or under any Security Document, the Administrative Agent shall not have any duty to the Obligors or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto except to treat such Collateral in its possession and control with the same degree of care as it accords its own property and as may be required by applicable law. Notwithstanding the foregoing, the Administrative Agent shall be responsible and accountable for damages occasioned by such taking of possession or control which are the direct result of the Administrative Agent's gross negligence or willful misconduct.

                  2.9 Limitation by Law; Limitation by Contract. (a) All rights, remedies and powers provided in this Agreement or any Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof and of the Security Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and (subject to subsection 7.5) to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law. In addition, and without limiting the generality of the foregoing, (x) if any applicable law restricts the granting of a security interest in any property or asset of an Obligor (which would otherwise be Collateral under any Security Document) unless one or more consents have been obtained or one or more conditions have been satisfied, then such property or asset shall not be subject to a security interest under the Security Documents and shall not constitute Collateral unless such consents have been obtained and such conditions have been satisfied, and (y) if any applicable law restricts the sale, assignment or other transfer of any interest of an Obligor in any Collateral unless one or more consents have been obtained or one or more conditions have been satisfied, then no such sale, assignment or other transfer of such interest shall be made hereunder or under any Security Document unless such consents have been obtained and such conditions have been satisfied.

                  (b) The security interests granted under the Security Documents shall not extend to any property or asset of any Obligor to the extent, and only for as long as, such property is subject to another lien or security interest which restricts the granting of additional liens or security interests on such property and such property shall not constitute

Collateral, provided that (i) such lien or security interest is permitted pursuant to subsection 8.3(f), (g), (i), (j), (k), (m), (n), (o), (p), (q), (r),
(s) or (u) of the Credit Agreement and (ii) the restriction on the granting of additional liens or security interests extends only to the property subject to such lien or security interest and the proceeds thereof.

                  (c) If any contract expressly prohibits the granting of a security interest in such contract without consent or any contract would be voided or any Obligor would be in breach or default under any contract by virtue of the granting of a security interest therein, then unless such consent has been obtained, such contract, to the extent that such prohibition or avoidance is effective as a matter of law, shall not be subject to a security interest under the Security Documents and shall not constitute Collateral.

                  2.10 Rights of Secured Parties under Secured Instruments. Notwithstanding any other provision of this Agreement or any Security Document, the right of each Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Instrument or other instrument evidencing or agreement governing a Secured Obligation or to institute suit for the enforcement of such payment on or after such due date, and the obligation of the relevant Obligor to pay such Secured Obligation when due, shall not be impaired or affected without the consent of such Secured Party. Notwithstanding the foregoing, no Secured Party shall institute or commence any proceeding in the State of Alaska, Arizona, California, Nevada, Utah or Washington to collect any Secured Obligations owed to it or shall otherwise exercise any remedies against the Collateral with respect to the Secured Obligations owed to it or exercise any right of setoff unless such Secured Party shall have first obtained the consent of the Majority Lenders.

                  2.11 Subordination of Intercompany Obligations. (a) Each Obligor agrees that upon the occurrence of any Bankruptcy Event with respect to the Borrower or any of its Subsidiaries:

                  (i) all Secured Obligations shall be paid in full before any payment or distribution is made with respect to any Intercompany Debt owed to such Obligor by the Borrower or any such Subsidiary, as the case may be; and

                 (ii) until the Secured Obligations shall be paid in full in accordance with subsection 3.5, any payment or distribution of assets of the Borrower or any such Subsidiary, as the case may be, whether in cash, property or securities, to which such Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the Borrower or such Subsidiary, as the case may be, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to the Administrative Agent, to the extent necessary to pay in full all Secured Obligations in accordance with subsection 3.5, before any payment or distribution shall be made to such Obligor.

                  (b) Upon the occurrence of any Bankruptcy Event with respect to the Borrower or any of its Subsidiaries:

                  (i) each Obligor irrevocably authorizes and empowers the Administrative Agent (A) to demand, sue for, collect and receive every payment or distribution on account of the Intercompany Debt payable or deliverable to such Obligor in connection with such event or proceeding and give acquittance therefor, and (B) to file claims and proofs of claim in any statutory or non-statutory proceeding and take such other actions, in its own name, or in the name of such Obligor or otherwise, as the Administrative Agent may deem necessary or advisable for the enforcement of the provisions of this Agreement provided that the foregoing authorization and empowerment imposes no obligation on the Administrative Agent to take any such action;

                 (ii) such Obligor shall, to the extent permitted by applicable law, take such action, duly and promptly, as the Administrative Agent may request from time to time (A) to collect the Intercompany Debt payable to such Obligor for the account of the Secured Parties and (B) to file appropriate proofs of claim in respect of such Intercompany Debt; and

                (iii) such Obligor shall, to the extent permitted by applicable law, execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as the Administrative Agent may request to enable the Administrative Agent to enforce any and all claims in respect of the Intercompany Debt payable to such Obligor and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of such Intercompany Debt.

                  (c) Until the Secured Obligations shall have been paid in full in accordance with subsection 3.5, if any payment or distribution, whether consisting of money, property or securities, be collected or received by any Obligor in respect of Intercompany Debt owed to it by the Borrower or any of its Subsidiaries after the occurrence of a Bankruptcy Event with respect to the Borrower or any such Subsidiary, as the case may be, such Obligor forthwith shall deliver the same to the Administrative Agent, in the form received, duly indorsed to the Administrative Agent, to the extent necessary to pay in full all of the Secured Obligations in accordance with subsection 3.5. Until so delivered, such payment or distribution shall be held in trust by such Obligor as the property of the Secured Parties, segregated from other funds and property held by such Obligor.

                  2.12 Certain Provisions In Existing Mortgages. (a) All references, if any, in the Mortgages executed and delivered pursuant to the Existing Credit Agreement (each, an "Existing Credit Agreement Mortgage") or any credit agreement amended and restated by the Existing Credit Agreement (each, an "Original Mortgage"), after giving effect to the provisions of this subsection 2.12, to a particular provision of the Existing Credit Agreement or any such credit agreement amended and restated by the Existing Credit Agreement shall be deemed to be amended to refer to the appropriate corresponding provision of the Credit Agreement; in the event that there shall be no such corresponding provision in the Credit Agreement, then the Existing Credit Agreement Mortgages and Original Mortgages shall be deemed to be amended by deleting the provisions thereof relating to the referenced provision of the Existing Credit Agreement or such credit agreement amended and restated by the Existing Credit Agreement, respectively.

                  (b) The Original Mortgages are hereby amended by deleting the following Sections thereof in their entirety: 1.01, 1.02, 1.03, 1.04, 1.05, 1.06, 1.07 (other than paragraph (b) thereof), 1.08, 1.09, 1.10, 1.11, 1.12,
1.16, 1.17, 1.18, 1.20, 1.21, 1.24, 1.26 and 2.02.

                  (c) The Original Mortgages are hereby further amended as follows:

                  (i) the second sentence of Section 1.19 thereof is deleted;

                 (ii) a period is inserted after the words "the granting clause hereof" in the first sentence of Section 1.25 thereof, and everything appearing thereafter in such section is deleted;

                (iii) the third, fourth, fifth, sixth, seventh and eighth sentences of Section 3.01 thereof are deleted; and

                 (iv) the first and second sentences of Section 4.02 thereof are deleted.

                  (d) Notwithstanding anything to the contrary contained in the Existing Credit Agreement Mortgages or Original Mortgages as modified hereby or otherwise: (i) the Administrative Agent shall not have or be entitled to exercise any of the rights, powers, or remedies described in Section 2.04, 3.01, 4.02, 4.03, 4.05 or 4.06 thereof (or, in the case of each Original Mortgage filed in the State of Michigan, Section 2.04, 3.01, 4.02, 4.03, 4.04, 4.06 or
4.07 thereof) at any time that a Notice of Acceleration is not in effect; (ii) only the delivery of a Notice of Default to the Borrower shall constitute an "Event of Default" under the Original Mortgages and the Existing Credit Agreement Mortgages, and, in furtherance thereof, all references in the Original Mortgages to the occurrence and continuance of an Event of Default (or words of similar import) shall be deemed to be deleted and replaced by a reference to a Notice of Default being in effect; (iii) the terms and provisions of this Agreement and the Credit Agreement shall govern and control the application of the Proceeds of any sale of any Mortgaged Property after payment of fees and expenses incurred in connection with such sale; (iv) the Original Mortgages and the Existing Credit Agreement Mortgages and the Liens created thereby shall be terminated and released in connection with the occurrence of a Collateral Release Event or a termination of the Credit Agreement, all as more fully set forth in subsection 7.10; (v) the Lien on any asset subject to an Original

Mortgage or an Existing Credit Agreement Mortgage that is sold or otherwise disposed of or on which a Lien securing Indebtedness other than the Loans is granted shall be released, all as more fully set forth in Section 5; and (vi) the Original Mortgages and Existing Credit Agreement Mortgages and the Liens created thereby shall not otherwise be released, terminated, discharged, satisfied, extinguished and assigned, as the case may be, except in accordance with the terms and provisions of this Agreement and the Credit Agreement.

                  (e) If, after giving effect to the foregoing provisions of this subsection 2.12, any covenant, representation or other provision in any Existing Credit Agreement Mortgage or any Original Mortgage conflicts or is otherwise inconsistent with, or any such covenant, representation or other provision is more burdensome on the Obligors than, any similar covenant, representation or other provision contained in this Agreement or the Credit Agreement, the covenants, representations and other provisions in this Agreement and the Credit Agreement, as applicable, shall govern and control and such covenants, representations and other provisions in the Existing Credit Agreement Mortgages or Original Mortgages, as the case may be, shall be of no force and effect, except to the extent any such override of any covenant, representation or other provision in the Existing Credit Agreement Mortgages or Original Mortgages (i) would materially and adversely affect (A) the rights and remedies of the Administrative Agent in respect of the Mortgaged Properties, whether set forth in the Existing Credit Agreement Mortgages, the Original Mortgages, at law or in equity, or the exercise thereof, or (B) the Liens granted in favor of the Administrative Agent under the Existing Credit Agreement Mortgages or the Original Mortgages on the property subject thereto, or (ii) relates or is made with reference to, or otherwise arises out of, the law of the state in which the Mortgaged Property subject to an Existing Credit Agreement Mortgage or an Original Mortgage is located.

                  (f) Nothing in the Existing Credit Agreement Mortgages, the Original Mortgages, the Credit Agreement or this Agreement shall affect any right or remedy of the Administrative Agent under any Existing Credit Agreement Mortgage, Original Mortgage or otherwise, without notice or demand to any Obligor, to pay any and all taxes of every kind and nature (including all real and personal property, income, franchise, withholding, transfer, gains, profits and gross receipts taxes), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Properties, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, vault taxes, and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Mortgaged Properties, or arising in respect of the occupancy, use or possession thereof, or any mortgage recording, documentary stamp or intangible taxes which may have arisen or may arise in connection with the creation or preservation of the Lien of any Existing Credit Agreement Mortgage, Original Mortgage or other Mortgage, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions") after the date such Imposition shall have become due, and to add to the Secured Obligations or any other sums secured by the Existing Credit Agreement Mortgage or Original Mortgage to which such Mortgaged Property is subject the amount so paid, together with interest from the time of payment at the rate per annum applicable to overdue principal amounts of ABR Loans pursuant to subsection 4.4 of the Credit Agreement (the "Applicable Rate"). Any sums paid by the Administrative Agent in discharge of any Impositions shall be a charge on the Mortgaged Property to which they relate prior to any right or title to, interest in, or claim upon such Mortgaged Property subordinate to the lien of the applicable Existing Credit Agreement Mortgage or Original Mortgage together with interest at the Applicable Rate.

                  (g) No Obligor shall claim, demand or be entitled to receive any credit or credits toward the satisfaction of any Existing Credit Agreement Mortgage or Original Mortgage to which it is a party or on any interest payable thereon for any taxes assessed against any Mortgaged Property subject thereto or any part thereof, and shall not claim, to the extent any such claim could materially affect the Lien of any Existing Credit Agreement Mortgage or Original Mortgage to which it is a party, any deduction from the taxable value of any Mortgaged Property subject thereto by reason of any Existing Credit Agreement Mortgage or Original Mortgage.

                  (h) If the Borrower is in default of its obligations under the Credit Agreement to insure or deliver evidence of payment of any insurance policy or policies, then the Administrative Agent, at its option and without notice, may effect such insurance from year to year, and pay the premium or premiums therefor, and the Borrower shall pay to the Administrative Agent on demand such premium or premiums so paid by the Administrative Agent with interest from the time of payment at the Applicable Rate and the same shall be deemed to be secured by the Existing Credit Agreement Mortgage or Original Mortgage, as the case may be, on the Mortgaged Property in respect of which such premiums have been paid and shall be collectible in the same manner as the Secured Obligations secured by such Existing Credit Agreement Mortgage or Original Mortgage, respectively. The insurance may, but need not, protect the Borrower's interests, and the coverage purchased by the Administrative Agent may or may not pay any claim made against the Borrower in connection with the Collateral. The costs of the insurance may be more than the cost of insurance the Borrower is able to obtain on its own.

                  (i) If a Notice of Default is then in effect, then each Obligor authorizes the Administrative Agent, at the Administrative Agent's option and in the Administrative Agent's sole discretion, as attorney-in-fact for the Obligors, to commence, appear in and prosecute, in the Administrative Agent's or the applicable Obligor's name, any action or proceeding relating to any condemnation of any Mortgaged Property, or any portion thereof, and to settle or compromise any claim in connection with such condemnation and if the Administrative Agent elects not to participate in such condemnation proceeding, then the applicable Obligor shall, at its expense, diligently prosecute any such proceeding and shall consult with the Administrative Agent, its attorneys and experts and cooperate with them in any defense of any such proceedings and the applicable Obligor agrees to execute any such assignments of all such awards as the Administrative Agent may reasonably request.

                  (j) Pursuant to the terms of the Credit Agreement, if the Borrower or an Obligor fails to perform any covenant or agreement of the Borrower or Obligor under the Credit Agreement and relating to any Mortgaged Property, the Administrative Agent may, at any time (but shall be under no obligation to) pay or perform the same, provided that (other than in the case of an emergency), the Administrative Agent shall have first given ten days' written notice to the Borrower of the Administrative Agent's intention to do so, and the amount or cost of any such payment or performance, with interest at the Applicable Rate. The Applicable Rate shall immediately be due from the Borrower to the Administrative Agent and shall be added to the Secured Obligations, and the same shall be secured by the Existing Credit Agreement Mortgage or Original Mortgage to which such Mortgaged Property is subject and shall be an encumbrance on such Mortgaged Property prior to any right, title to, interest in or claim upon such Mortgaged Property attaching subsequent to the lien of such Existing Credit Agreement Mortgage or Original Mortgage, respectively.

                  2.13 Overdrafts. Each Obligor agrees to repay any such Obligor's Overdrafts in accordance with the terms of the relevant Secured Instrument.

SECTION 3. CASH DOMINION SYSTEM; COLLATERAL ACCOUNTS; DISTRIBUTIONS

                  3.1 Cash Dominion System. (a) Each Obligor, jointly and severally, represents and warrants to the Administrative Agent that it has established a system (the "Cash Dominion System") of depositary accounts (together with accounts opened from time to time pursuant to subsection 3.1(b), "Depositary Accounts") into which each such Obligor shall promptly deposit or cause to be deposited all Cash Proceeds other than Cash Proceeds in a Securities Account received by it or any other Person on its behalf. Each Obligor represents that Schedule 5.23 to the Credit Agreement contains a true and complete list of all depositary accounts maintained by such Obligor with any banks or financial institutions as of the Effective Date into which Cash Proceeds are deposited (collectively, the "Depositary Banks"), each of which has executed a Blocked Account Agreement or Lockbox Agreement, as appropriate. Each Obligor further agrees that (x) all amounts received by it from any Credit Card Subsidiary (whether as a dividend, loan or otherwise) shall be deposited directly into a Depositary Account and (y) it shall (and shall cause the relevant Credit Card Subsidiary to) execute and deliver such notices and agreements as the Administrative Agent may reasonably require (and which, in the case of the Credit Card Subsidiaries, do not violate the terms of the relevant Credit Card Program) with respect to such amounts.

                  (b) Subject to subsection 3.1(f) below, each Obligor agrees that it shall not open a bank or similar account after the Effective Date into which Cash Proceeds are deposited unless the relevant Depositary Bank and such Obligor shall have executed and delivered a Blocked Account Agreement or Lockbox Agreement, as appropriate, with respect to such Depositary Account.

                  (c) Each Obligor represents and warrants that it has instructed all Account Debtors to make payments in respect of its such Accounts to one or more Depositary Accounts to be subject to the Lockbox Agreements executed and delivered pursuant to paragraph (a) or (b) above.

                  (d) Without prejudice to paragraph (a), (b) or (c) above or paragraph (f) below, whether or not an Event of Default has occurred, any Cash Proceeds (including in payment of any Account or in payment for any Inventory or otherwise) that are not deposited directly into a Depositary Account, when collected by any Obligor, shall be promptly deposited by such Obligor in a Depositary Account, in precisely the form received, except for its endorsement when required, and until so turned over, shall be deemed to be held in trust by such Obligor for and as the Administrative Agent's property, and shall be held separately from such Obligor's other funds.

                  (e) The Administrative Agent shall credit the proceeds of Depositary Accounts which have been received through the Cash Dominion System into the Collateral Account to be applied in accordance with subsection 3.5 hereof.

                  (f) Notwithstanding anything to the contrary contained herein or in any other Loan Document, but subject to Section 8.8(b) of the Credit
Agreement: (i) cash consisting of cash at stores or cash in transit in the ordinary course of business; and (ii) cash which is subject to a Lien or deposit arrangement permitted under subsection 8.3(s) of the Credit Agreement shall not be required to be subject to the Cash Dominion System.

                  (g) Each Obligor authorizes, ratifies, confirms and approves the delivery by the Administrative Agent of a Cash Dominion Notice to each Depositary Bank and each Person appointed to establish and maintain a Securities Account pursuant to a Custody and Control Agreement.

                  3.2 The Collateral Account. On the Effective Date there shall be established and, at all times thereafter until repayment in full of all the Credit Agreement Obligations, there shall be maintained with the Administrative Agent at the office of the Administrative Agent located in New York an account which shall be entitled the "Citicorp USA, Inc. -- Collateral Account for Service Merchandise Facility" (the "Collateral Account"). All moneys which are required by this Agreement or any Security Document to be delivered to the Administrative Agent or which are received by the Administrative Agent or any agent or nominee of the Administrative Agent in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Agreement or any Security Document or otherwise, shall be deposited in the Collateral Account and applied in accordance with the terms of this Agreement.

                  3.3 Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Administrative Agent, and funds on deposit in the Collateral Account shall constitute part of the Collateral.

                  3.4 Investment of Funds Deposited in Collateral Account. The Administrative Agent shall invest and reinvest moneys on deposit in the Collateral Account at any time in any of the following:

                  (i) marketable obligations of the United States having a maturity of not more than three months from the date of acquisition;

                 (ii) marketable obligations directly and fully guaranteed by the United States having a maturity of not more than three months from the date of acquisition;

                (iii) bankers' acceptances and certificates of deposit and other interest-bearing obligations issued by Citibank N.A., or any bank organized under the laws of the United States or any state thereof with capital, surplus and undivided profits aggregating at least $125,000,000, in each case having a maturity of not more than three months from the date of acquisition;

                 (iv) repurchase obligations with a term of not more than one day for underlying securities of the types described in clauses (i),
        (ii) and (iii) above entered into with Citibank N.A., or any bank meeting the qualifications specified in clause (iii) above; and

                  (v) commercial paper (except commercial paper issued by the Borrower or its affiliates) rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's and maturing within three months after the date of acquisition;

provided that the aggregate amount invested in obligations of the types described in clauses (iii), (iv) and (v) above of any one issuer shall not exceed $50,000,000 at any time, and provided, further, that, unless a Notice of Acceleration is in effect, the Administrative Agent shall not make any such investment except at the direction of the Borrower. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Collateral and shall be under the sole dominion and control of the Administrative Agent.

                  3.5 Application of Moneys. (a) Unless a Notice of Acceleration is in effect, all money held by the Administrative Agent in the Collateral Account shall be applied or disbursed as set forth in subsection 4.1 of the Credit Agreement.

                  (b) While a Notice of Acceleration is in effect, all moneys held by the Administrative Agent in the Collateral Account or received by the Administrative Agent shall, to the extent available for distribution (it being understood that the Administrative Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this subsection 3.5), be distributed (subject to the provisions of subsections 3.6 and 3.7) by the Administrative Agent on each Distribution Date in the following order of priority:

                  First: to the payment of all unpaid fees and expenses of the Agents payable under this Agreement, the Credit Agreement or any other Loan Document;

                  Second: subject to subsection 3.6, to the Secured Parties in an amount equal to the unpaid principal or face amount of, and unpaid interest on, and premium or fees, if any, in respect of, the Secured Obligations then outstanding whether or not then due and payable, including the aggregate undrawn amounts available to be drawn (assuming compliance with all conditions to drawing) under all bonds, guarantees, letters of credit, acceptances, insurance, reimbursement and indemnity agreements or similar obligations with respect to which the Borrower or any other Obligor is obligated to reimburse the issuer thereof for any drawings thereunder, the aggregate estimated amount of payment liabilities of the Borrower and each other Obligor under Derivative Agreements assuming immediate termination of all such agreements, the outstanding amount of any Overdrafts, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to the Secured Parties in proportion to the unpaid amounts thereof on such Distribution Date;

                  Third: to the Secured Parties, amounts equal to all other sums which constitute Secured Obligations, including the costs and expenses of the Secured Parties and their representatives which are due and payable under the relevant Secured Instruments and which constitute Secured Obligations as of such Distribution Date, and, if such moneys shall be insufficient to pay such sums in full, then ratably to the Secured Parties in proportion to such sums; and

                  Fourth: any surplus then remaining shall be paid to the Obligors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                  (c) The term "unpaid" as used in clause Second of subsection 3.5(b) refers:

                           (i) in the absence of a bankruptcy proceeding with respect to the relevant Obligor(s), to all amounts of Secured Obligations outstanding as of a Distribution Date, whether or not such amounts are fixed or contingent, and

                           (ii) during the pendency of a bankruptcy proceeding with respect to the relevant Obligor(s), to all amounts allowed by the bankruptcy court in respect of

         Secured Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims),

to the extent that prior distributions (whether actually distributed or set aside pursuant to subsection 3.6) have not been made in respect thereof.

                  (d) The Administrative Agent shall make all payments and distributions under this subsection 3.5: (i) on account of Credit Agreement Obligations in accordance with the provisions of the Credit Agreement, (ii) on account of any other Secured Obligation (other than Overdrafts), to the relevant Secured Party based on the information supplied to the Administrative Agent by the Borrower pursuant to subsection 4.1, and (iii) on account of Overdrafts, to the relevant Lender based on information supplied to the Administrative Agent by such Lender.

                  3.6 Amounts Held for Contingent Secured Obligations. In the event any Secured Party shall be entitled to receive any moneys pursuant to clause Second of subsection 3.5(b) in respect of the unliquidated unmatured or contingent portion of the outstanding Secured Obligations (including obligations under then outstanding letters of credit, guarantees and termination liabilities with respect to Derivative Agreements and obligations which are not determinable or are unmatured), then the Administrative Agent shall invest such moneys in obligations of the kinds referred to in clauses (i) and (ii) of subsection 3.4 maturing within three months after they are acquired by the Administrative Agent and shall hold all such amounts so distributable, and all such investments and the net proceeds thereof, solely for such Secured Party and for no other purpose until (i) such Secured Party shall have notified the Administrative Agent that all or part of such unliquidated, unmatured or contingent claim shall have become matured or fixed, in which case the Administrative Agent shall distribute from such investments and the proceeds thereof an amount equal to such matured or fixed claim to such Secured Party for application to the payment of such matured or fixed claim, and shall promptly give notice thereof to the Borrower or (ii) all or part of such unliquidated unmatured or contingent claim shall have been extinguished, whether as the result of an expiration without drawing of any letter of credit, payment of amounts secured or covered by any letter of credit other than by drawing thereunder, payment of amounts covered by any guarantee or otherwise, in which case (x) such Secured Party shall, as soon as practicable thereafter, notify the Borrower and the Administrative Agent and (y) such investments, and the proceeds thereof, shall be held in the Collateral Account, in trust for all Secured Parties pending application in accordance with the provisions of subsection 3.5.

                  3.7 Administrative Agent's Calculations. In making the determinations and allocations required by subsection 3.5, the Administrative Agent may conclusively rely upon information supplied by the holder of any Secured Obligation or the Borrower as to the amounts payable with respect to any Secured Obligation, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on any such information, provided, that nothing in this sentence shall prevent any Obligor from contesting in good faith, subject to the terms of the relevant Security Instrument, any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to subsection 3.5 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by any Person of any amounts distributed to it.

                  3.8 Pro Rata Sharing. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the Administrative Agent's security interest hereunder and under the Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Administrative Agent shall nonetheless apply the proceeds of the Collateral for the benefit of the holders of all Secured Obligations in the proportions and subject to the priorities specified herein. To the extent that the Administrative Agent distributes Proceeds collected with respect to Secured Obligations held by one holder to or on behalf of Secured Obligations held by a second holder, the first holder shall be deemed to have purchased a participation in the Secured Obligations held by the second holder, or shall be subrogated to the rights of the second holder to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such Proceeds.

SECTION 4.  AGREEMENTS WITH THE ADMINISTRATIVE AGENT

                  4.1 Information as to Secured Parties and Administrative Agent. The Borrower shall deliver to the Administrative Agent from time to time while a Notice of Default is in effect, upon request of the Administrative Agent, a list setting forth as of a date not more than 30 days prior to the date of such delivery (i) the aggregate unpaid principal or face amount of Credit Agreement Obligations and (ii) the aggregate unpaid or notional amount of each other Secured Obligation (other than Overdrafts) and the name and address of each Secured Party thereunder.

                  4.2 Stamp and Other Similar Taxes. The Borrower agrees to indemnify and hold harmless the Administrative Agent and each Secured Party from any present or future claim for liability for any stamp or any other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Security Document or any Collateral. The obligations of the Borrower under this subsection 4.2 shall survive the termination of the other provisions of this Agreement.

                  4.3 Filing Fees, Excise Taxes, Etc. The Borrower agrees to pay or to reimburse the Administrative Agent for any and all payments made by the Administrative Agent in respect of all filing, recording and registration fees, excise taxes and other similar imposts which may be payable or determined to be payable by the Administrative Agent in respect of the execution and delivery of this Agreement and each Security Document. The obligations of the Borrower under this subsection 4.3 shall survive the termination of the other provisions of this Agreement.

                  4.4 Indemnification. The Borrower agrees to pay, indemnify, and hold the Administrative Agent harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and reasonable out-of-pocket costs, expenses (including the reasonable fees of counsel) or disbursements of any kind or nature whatsoever with respect to the enforcement of this Agreement and the Security Documents, except to the extent arising from the gross negligence or willful misconduct of any indemnified party. The Borrower agrees to pay, indemnify, and hold the Administrative Agent harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and reasonable out-of-pocket costs, expenses (including the reasonable fees of counsel and other professional advisors) or disbursements of any kind or nature whatsoever with respect to the violation by any Obligor of, noncompliance with or remediation obligations under any laws, rules or regulations regulating, relating to or imposing liabilities or standards of conduct concerning environmental protection matters directly relating to the Borrower or its real property (except to the extent that the same results from the gross negligence or willful misconduct of the Administrative Agent or its employees, officers or agents). The agreements in this subsection 4.4 shall survive the termination of the other provisions of this Agreement.

                  4.5 Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent, and at the expense of the Obligors, each Obligor will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested further to perfect, or to protect the perfection of, the liens and security interests granted under the Security Documents intended to be perfected under the terms of the Credit Agreement, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any applicable jurisdiction. In addition to the foregoing, at any time and from time to time, upon the written request of the Administrative Agent, and at the expense of the Obligors, each Obligor will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or reasonably requested to obtain the full benefits of this Agreement and the Security Documents and of the rights and powers herein and therein granted (consistent with any exclusions or time periods provided for granting or perfection of liens and security interests contemplated by the Credit Agreement or the Security Documents), including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted by the Security Documents (consistent with any exclusions or time periods provided for granting or perfection of liens and security interests contemplated by the Credit Agreement or the Security Documents). Each Obligor also hereby authorizes the Administrative Agent to sign and to file any such financing statements (if such Obligor fails to sign such financing statements within ten Business Days after being requested to do so) and continuation statements without the signature of such Obligor, in each case to the extent permitted by applicable law. In the event that the Administrative Agent files any such financing or continuation statements, the Administrative Agent shall promptly provide copies thereof to the Borrower, provided, that the failure to provide such copies shall not affect the validity of such filings. Notwithstanding the foregoing, no financing statements with respect to fixtures shall be filed in any jurisdiction which is a Restricted Jurisdiction.

SECTION 5.  POSSESSION AND USE OF COLLATERAL; PARTIAL RELEASES

                  5.1 Use Prior to Notice of Acceleration. (a) As long as no Notice of Acceleration is in effect, the Obligors shall have the right: (i) to remain in possession and retain exclusive control of the Collateral (except the Pledged Securities and the Collateral Account and except as otherwise provided in subsection 3.1) with power freely and without hindrance on the part of the Administrative Agent or the Secured Parties to operate, manage, develop, use, apply, liquidate and enjoy the Collateral and to receive and use the rents, issues, tolls, profits, royalties, revenues and other income thereof; (ii) to sell or otherwise dispose of, free and clear of the lien and security interest created by the Security Documents, or encumber any Collateral if such sale or other disposition is not prohibited by the Credit Agreement or has been expressly approved in accordance with the terms of the Credit Agreement or if any Person is legally empowered to take any Collateral under the power of condemnation or eminent domain; and (iii) to require the release any Lien created pursuant to the Security Documents in connection with a transaction permitted under subsection 8.3 (k) or (q) of the Credit Agreement. The Administrative Agent consents and hereby subordinates each Mortgage to those matters permitted by subsection 8.3(e) of the Credit Agreement with respect to the related parcel of real property. The Administrative Agent shall have no duty to monitor the exercise by the Obligors of their rights under this subsection 5.1.

                  (b) Cash Proceeds received by the Administrative Agent or any Obligor in connection with the sale or other disposition of Collateral shall be deposited in the Collateral Account. Any such Proceeds received by any Obligor shall be held by such Obligor in trust for the Administrative Agent, shall be segregated from other funds of such Obligor and shall, forthwith upon receipt by such Obligor, be turned over to the Administrative Agent, in the same form as received by such Obligor (duly indorsed to the Administrative Agent, if required) for deposit in the Collateral Account.

                  5.2 Releases. (a) Releases of Collateral which is sold or otherwise disposed of as permitted by subsection 5.1 or Section 9(c) of the Securities Pledge Agreement and releases, consents and subordinations pursuant to subsection 5.1 shall be automatic and shall not require any affirmative action on the part of the Administrative Agent. Nevertheless, any Obligor may request that the Administrative Agent execute and deliver to it or any purchaser, transferee or assignee of Collateral or any such real property, or other affected party, a written consent, release, discharge, disclaimer, quitclaim or subordination, as applicable, in recordable form if necessary, of the Administrative Agent's interest in any Collateral under the Security Documents, and such purchaser, transferee, assignee or other affected party shall be entitled to rely conclusively on such consent, release, discharge, disclaimer, quitclaim or subordination. Such request shall be in writing, shall describe the subject property in reasonable detail, and, except in the case of releases of funds pursuant to Section 9(c) of the Securities Pledge Agreement, shall state that such action is or will be in accordance with the Credit Agreement. Promptly following any such request, the Administrative Agent shall execute such requested documents, provided that the transaction giving rise to such request is permitted by subsection 5.1.

                  (b) If any Collateral which is being sold or otherwise disposed of pursuant to this Section 5 is in the possession of the Administrative Agent or any agent or nominee thereof, the Administrative Agent or such agent or nominee shall promptly (and in any event within two Business Days after the request therefor) release such Collateral to the Obligor in connection with such sale or disposition.

                  (c) The notices, statements, directions and certificates requested under or required by this subsection 5.2 (together with any required certificate of a Responsible Officer under subsection 6.3(e)) shall be full authority for the Administrative Agent to execute and deliver the releases, disclaimers, quitclaims and other instruments referred to in this subsection
5.2. The Administrative Agent in so doing shall have no liability to any Person.

                  5.3 Insurance and Condemnation Proceeds; Liquidating Dividends. Any insurance proceeds in respect of any Collateral, any Proceeds from the exercise of rights of eminent domain or condemnation in respect of any Collateral and any liquidating dividends paid in respect of Pledged Stock received by any of the Obligors or the Administrative Agent shall be deposited in the Collateral Account to be held therein and applied in accordance with
Section 3. If for any reason any Obligor shall receive or hold any insurance proceeds, condemnation proceeds or liquidating dividends that are required to be held by the Administrative Agent pursuant to this subsection 5.3, such Obligor shall hold such proceeds or dividends in trust for the Administrative Agent and the Secured Parties and shall, as promptly as practicable, deliver such proceeds or dividends to the Administrative Agent to be held in accordance with the provisions of this subsection 5.3.

SECTION 6. THE ADMINISTRATIVE AGENT

                  6.1 Exculpatory Provisions. (a) The Administrative Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Obligors. The Administrative Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Obligors thereto or as to the security or perfection afforded by this Agreement or any Security Document, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, the Security Documents or the Secured Obligations, and the Administrative Agent shall incur no liability or responsibility in respect of any such matters. The Administrative Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that if the Administrative Agent takes possession of any Collateral, the Administrative Agent shall use the care accorded its own assets in the preservation of the Collateral in its possession and as required by any applicable law. Notwithstanding the foregoing, the Administrative Agent shall be responsible and accountable for damages occasioned by such taking of possession or control which are the direct result of the Administrative Agent's gross negligence or willful misconduct.

                  (b) The Administrative Agent shall not be required to ascertain or inquire as to the performance by the Obligors of any of the covenants or agreements contained herein or in any Security Document or Secured Instrument. Whenever it is necessary, or in the opinion of the Administrative Agent advisable, for the Administrative Agent to ascertain the amount of Secured Obligations then held by the Secured Parties, the Administrative Agent may conclusively rely on a certificate of any Secured Party, in the case of any Secured Obligations and, if any Secured Party shall not give such information to the Administrative Agent, such Person shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Administrative Agent shall be calculated by the Administrative Agent using, for those Persons who have not supplied such information, the list then most recently delivered by the Borrower pursuant to subsection 4.1), and the amount so calculated to be distributed to the Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Administrative Agent, whereupon on the next Distribution Date the amount distributable to such Person shall be recalculated using such information and distributed to it. Nothing in the preceding sentence shall prevent any Obligor from contesting amounts claimed by any Secured Party in any certificate so supplied.

                  (c) The Administrative Agent shall be under no obligation or duty to take any action under this Agreement or any Security Document if taking such action (i) would subject the Administrative Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Administrative Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Administrative Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results solely from the taking of such action under this Agreement or any Security Document.

                  (d) Notwithstanding any other provision of this Agreement (other than those relating to the care of the Collateral in its possession), the Administrative Agent shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement or the Security Documents except for its own gross negligence or willful misconduct.

                  (e) The Administrative Agent shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Administrative Agent hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, any of the Obligors as if it were not the Administrative Agent.

                  6.2 Delegation of Duties. The Administrative Agent may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, who, subject to Sections 8 and 9(e) of the Securities Pledge Agreement, may include officers and employees of any of the Obligors. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent may enter into agreements with such agents or attorneys-in-fact in such form as it may reasonably deem necessary or advisable, and shall be entitled to amend, modify, or waive the provisions of such agreements from time to time, provided that no amendment, modification or waiver to any bailment, custodial or similar agreement executed in connection herewith affecting the Borrower or any Obligor shall be effective unless consented to in writing by Borrower, which consent shall not be unreasonably withheld.

                  6.3 Reliance by Administrative Agent. (a) Whenever in the administration of this Agreement or the Security Documents the Administrative Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Administrative Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer delivered to the Administrative Agent, and such certificate shall be full warrant to the Administrative Agent for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of subsection 6.4.

                  (b) The Administrative Agent may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Security Document in accordance therewith. The Administrative Agent shall have the right at any time to seek instructions concerning the administration of this Agreement and the Security Documents from any court of competent jurisdiction.

                  (c) The Administrative Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, facsimiles and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Administrative Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Administrative Agent and conforming to the requirements of this Agreement.

                  (d) The Administrative Agent shall not be under any obligation to exercise any of the rights or powers vested in the Administrative Agent by this Agreement and the Security Documents, at the request or direction of the Majority Lenders pursuant to this Agreement or otherwise, unless the Administrative Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Administrative Agent.

                  (e) Upon any application or demand by any of the Obligors (except any such application or demand which is expressly permitted to be made orally) to the Administrative Agent to take or permit any action under any of the provisions of this Agreement or any Security Document, the Borrower shall furnish to the Administrative Agent a certificate of a Responsible Officer stating that all conditions precedent, if any, provided for in this Agreement, in any relevant Security Document or in the Credit Agreement relating to the proposed action have been or will be (in the case of application of proceeds from sales of assets) complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Agreement or a Security Document relating to such particular application or demand, such additional document shall also be furnished.

                  (f) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer or representations made by a Responsible Officer in a writing attached to such Opinion of Counsel or filed with the Administrative Agent.

                  6.4 Limitations on Duties of the Administrative Agent. (a) The Administrative Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Agreement or any Security Document against the Administrative Agent except as may be required by applicable law.

                  (b) No provision of this Agreement or of any Security Document shall be deemed to impose any duty or obligation on the Administrative Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Administrative Agent shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Administrative Agent in such jurisdiction or imposes a tax on the Administrative Agent by reason thereof.

                  6.5 Resignation and Removal of the Administrative Agent. The Administrative Agent may resign and a successor Administrative Agent may be appointed in accordance with the terms of the Credit Agreement applicable to resignations of the Administrative Agent.

                  6.6 Merger of the Administrative Agent. Any corporation into which the Administrative Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Administrative Agent shall be a party, shall be Administrative Agent under this Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

                  6.7 Co-Collateral Agent; Separate Agents. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Administrative Agent of taxes by such jurisdiction not otherwise imposed on the Administrative Agent, or the Administrative Agent shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or the Administrative Agent shall reasonably deem it desirable for its own protection in the performance of its duties hereunder or under any Security Document, the Administrative Agent and each of the Obligors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Administrative Agent and the Obligors, either to act as co-collateral agent or co-collateral agents of all or any of the Collateral under this Agreement or under any of the Security Documents, jointly with the Administrative Agent originally named herein or therein or any successor Administrative Agent, or to act as separate collateral agent or collateral agents of any of the Collateral. If any of the Obligors shall not have joined in the execution of such instruments and agreements within 20 Business Days (or, if a Notice of Default is in effect, 10 Business Days) after it receives a written request from the Administrative Agent to do so, or if a Notice of Acceleration is in effect, the Administrative Agent may act under the foregoing provisions of this subsection 6.7(a) without the concurrence of such Obligors and execute and deliver such instruments and agreements on behalf of such Obligors. Each of the Obligors hereby appoints the Administrative Agent as its agent and attorney to act for it under the foregoing provisions of this subsection 6.7(a) in either of such contingencies.

                  (b) Every separate collateral agent and every co-collateral agent, other than any successor Administrative Agent appointed pursuant to the Credit Agreement, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

                      (i) all rights, powers, duties and obligations conferred upon the Administrative Agent in respect of the custody, control and management of moneys, papers, Chattel Paper, Instruments, or securities shall be exercised solely by the Administrative Agent or any agent appointed by the Administrative Agent;

                      (ii) all rights, powers, duties and obligations conferred or imposed upon the Administrative Agent hereunder and under the relevant Security Document or Documents shall be conferred or imposed and exercised or performed by the Administrative Agent and such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, jointly, as shall be provided in the instrument appointing such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Administrative Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Administrative Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents at the direction of the Administrative Agent;

                      (iii) no power given hereby or by the relevant Security Documents to, or which it is provided herein or therein may be exercised by, any such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents, shall be exercised hereunder or there by such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents except jointly with, or with the consent or direction in writing of, the Administrative Agent anything contained herein to the contrary notwithstanding;

                      (iv) no collateral agent hereunder shall be personally liable by reason of any act or omission of any other collateral agent hereunder, except in connection with its own gross negligence or willful misconduct; and

                      (v) the Borrower and the Administrative Agent, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate collateral agent or co-collateral agent and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate collateral agent or co-collateral agent, as the case may be, anything contained herein to the contrary notwithstanding. If the Borrower shall not have joined in the execution of any such instrument within 20 Business Days (or, if a Notice of Default is in effect, 10 Business
         Days) after it receives a written request from the Administrative Agent to do so, or if a Notice of Acceleration is in effect, the Administrative Agent shall have the power to accept the resignation of or remove any such separate collateral agent or co-collateral agent and to appoint a successor without the concurrence of the Borrower, the Borrower hereby appointing the Administrative Agent its agent and attorney to act for it in such connection in such contingency. If the Administrative Agent shall have appointed a separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents as above provided, the Administrative Agent may at any time, by an instrument in writing, accept the resignation of or remove any such separate collateral agent or co-collateral agent and the successor to any such separate collateral agent or co-collateral agent shall be appointed by the Borrower and the Administrative Agent, or by the Administrative Agent alone pursuant to this subsection 6.7(b).

                  6.8 Treatment of Payee or Indorsee by Administrative Agent; Representatives of Secured Parties. (a) The Administrative Agent may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

                  (b) Any Person (other than the Administrative Agent), which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement or the Collateral shall present to the Administrative Agent such documents, including Opinions of Counsel, as the Administrative Agent may reasonably require, in order to demonstrate to the Administrative Agent the authority of such Person to act as the representative of such Secured Parties (it being understood that the holders of Credit Agreement Obligations are represented hereunder by the Administrative Agent).

SECTION 7.  MISCELLANEOUS

                  7.1 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made

(a) in the case of delivery by hand (including by overnight courier), when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

                  (a) if to any Obligor or the Administrative Agent, to such party at its address specified on the signature pages hereof; or

                  (b) if to any Secured Party, to it at its address specified in the list provided by the Borrower to the Administrative Agent pursuant to subsection 4.1;

provided that any notice, request or demand to the Administrative Agent shall not be effective until received by the Administrative Agent. Whenever any party hereto sends a notice by mail, such party will use reasonable efforts to also send such notice by one of the other means of notice permitted hereunder, provided that the failure to do so shall not affect in any way the validity of any delivery by mail or otherwise result in any liability to such party.

                  7.2 No Waivers. No failure on the part of the Administrative Agent, any co-collateral agent, any separate collateral agent or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  7.3 Amendments, Supplements and Waivers. (a) Subject to subsection 11.1 of the Credit Agreement, the Administrative Agent and each of the Obligors may, from time to time, enter into written agreements supplemental hereto or to any Security Document for the purpose of adding to, or waiving any provisions of, this Agreement or any Security Document or changing in any manner the rights or obligations of the Administrative Agent, the Secured Parties or the Obligors hereunder or thereunder, provided that no such supplemental agreement shall (i) except as contemplated by subsection 4.1, amend, modify or waive any provision of subsection 3.5 or the definition of Secured Obligations without the written consent of each Secured Party whose rights would be adversely affected thereby or (ii) amend, modify or waive any provision of
Section 4 or 6 or alter the duties, rights or obligations of the Administrative Agent hereunder or under the Security Documents without the written consent of the Administrative Agent. Any such supplemental agreement shall be binding upon the Obligors, the Administrative Agent and the Secured Parties and their respective successors and assigns.

                  (b) Without the consent of any Secured Party, the Administrative Agent and any of the Obligors, at any time and from time to time, may enter into one or more agreements supplemental hereto or to any Security Document, in form satisfactory to the Administrative Agent, to mortgage or pledge to the Administrative Agent, or grant a security interest in favor of the Administrative Agent in, any property or assets as additional security for the Secured Obligations.

                  7.4 Headings. The table of contents and the headings of Sections and subsections have been included herein and in the Security Documents for convenience only and should not be considered in interpreting this Agreement or the Security Documents.

                  7.5 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  7.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

                  7.7 Currency Conversions. In calculating the amount of Secured Obligations for any purpose hereunder, including voting or distribution purposes, the amount of any Secured Obligation which is denominated in a currency other than Dollars shall be converted into Dollars at the spot rate for purchasing Dollars with such currency determined by the Administrative Agent (which determination shall be conclusive absent manifest error) to be in effect in the New York foreign exchange market at the close of business on the Business Day prior to the date on which such calculation is to be made.

                  7.8 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  7.9 Counterparts. This Agreement may be signed in any number of counterparts (including by facsimile transmission) with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  7.10 Termination. (a) Upon the (i) release of the Liens on the Collateral in accordance with the Credit Agreement or (ii) the termination of the Credit Agreement in accordance with subsection 11.12 of the Credit Agreement, the Administrative Agent will promptly, at the Borrower's written request and expense, terminate all Lockbox Agreements and Blocked Account Agreements and (x) execute and deliver to the Obligors such documents and other instruments as the Borrower shall reasonably request to evidence the release of Liens on the Collateral (including UCC-3 Termination Statements), (y) deliver or cause to be delivered to the Obligors all property of the Obligors then held by the Administrative Agent or any agent thereof and (z) transfer all amounts on deposit in the Collateral Account to an account designated by the Person lawfully entitled to receive the same. Concurrently with any such release or termination, this Agreement and each of the Security Documents shall automatically terminate. The provisions of this subsection 7.10(a) shall survive the termination of this Agreement.

                  (b) Upon the sale of all or a portion of the Capital Stock of an Obligor to a third party in accordance with and as permitted under the Credit Agreement such that such Obligor ceases to be a Subsidiary, (i) such Obligor and each Subsidiary of such Obligor which is included in such sale (such Obligor and each such Subsidiary being referred to herein as "Included Obligors") shall cease to be an Obligor hereunder or a party to any Security Document and shall be released from its obligations pursuant hereto and thereto, (ii) the Liens created by the Security Documents entered into by such Included Obligors in all right, title and interest of such Included Obligors in the Collateral shall terminate, in each case only with respect to such Included Obligors, (iii) all right, title and interest of the Administrative Agent in and to the Collateral subject to such Liens shall revert to such Included Obligors, their successors and assigns and (iv) any obligations of such Included Obligors shall, unless otherwise expressly notified by the Borrower to the Administrative Agent in writing, cease to be Secured Obligations. Upon any such termination, the Administrative Agent will promptly, at the Borrower's written request, (x) execute and deliver to such Included Obligors such documents and other instruments as the Borrower shall reasonably request to evidence the release of the Liens on such Collateral (including UCC-3 Termination Statements) and (y) deliver or cause to be delivered to such Included Obligors all property of such Included Obligors then held by the Administrative Agent or any agent thereof.

                  7.11 New Obligors. During the term of this Agreement, one or more additional Subsidiaries may become a party to this Agreement by executing an assumption agreement, substantially in the form of Exhibit D to this Agreement, whereupon such Subsidiary shall become an Obligor for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.

                  7.12 Inspection by Regulatory Agencies. The Administrative Agent shall make available, and shall cause each custodian and agent acting on its behalf in connection with this Agreement to make available, all Collateral in such Person's possession at all times for inspection by any regulatory agency having jurisdiction over an Obligor to the extent required by such regulatory agency in its discretion.

                  7.13 Submission to Jurisdiction; Waivers. Each Obligor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Security Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) to the extent permitted by applicable law, consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Obligor at its address set forth in subsection 7.1 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other court of competent jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

                  7.14 WAIVERS OF JURY TRIAL. EACH OF THE OBLIGORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  7.15 Amendment and Restatement. The parties hereto agree that, as set forth in the fourth recital to this Agreement, this Agreement amends and restates in its entirety the Existing Agreement, this Agreement does not constitute a novation and, from and after the date hereof, the Existing Agreement shall be of no force or effect except to evidence the incurrence of each of the Obligors' obligations thereunder and the grant of Liens therein or pursuant thereto.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed (by their respective authorized officers in the case of corporate parties) as of the day and year first written above.

                               SERVICE MERCHANDISE COMPANY, INC.

                               By:
                                  -----------------------------------------
                                  Thomas L. Garrett, Jr.
                                  Treasurer

                               INITIAL OBLIGORS

                               B.A. PARGH CO., INC.
                               H.J. WILSON CO., INC.
                               H.J. WILSON CO. REALTY, INC.
                               HOMEOWNERS WAREHOUSE, INC.
                               SERVICE MERCHANDISE CO. BROAD, INC.
                               SERVICE MERCHANDISE COMPANY OF IOWA, INC.
                               SERVICE MERCHANDISE COMPANY OF KANSAS, INC.
                               SERVICE MERCHANDISE CO. NO. 30, INC.
                               SERVICE MERCHANDISE CO. NO. 34, INC.
                               SERVICE MERCHANDISE CO. NO. 35, INC.
                               SERVICE MERCHANDISE CO. NO. 51, INC.
                               SERVICE MERCHANDISE CO. NO. 93, INC.
                               SERVICE MERCHANDISE CO. NO. 99, INC.
                               SERVICE MERCHANDISE FINANCIAL CO., INC.
                               SERVICE MERCHANDISE INDIANA PARTNERS (by its
                                Partners, Service Merchandise Co. No. 34, Inc. and Service Merchandise Co. No. 35, Inc.)
                               SERVICE MERCHANDISE OF TENNESSEE LIMITED
                                PARTNERSHIP (by its General Partner, Service
                                Merchandise Company, Inc.)
                               SERVICE MERCHANDISE OF TEXAS LIMITED PARTNERSHIP
                                 (by its General Partner, Service Merchandise
                                 Company, Inc.)
                               SMC-HC, INC.
                               THE TOY STORE, INC.
                               WHOLESALE SUPPLY COMPANY, INC.

                               By:
                                  ---------------------------------------
                                   Thomas L. Garrett, Jr.
                                   Treasurer

                                    Address for Notices for Obligors:

                                    Service Merchandise Company, Inc.
                                    7100 Service Merchandise Drive
                                    Brentwood, TN  37027

                                    Attention:    Chief Financial Officer
                                                  Fax: (615) 660-3667
                                                  General Counsel
                                                  Fax: (615) 660-3934
                                                  Treasurer:
                                                  Fax: (615) 660-3667

                                    CITICORP USA, INC.,
                                     as Administrative Agent

                                    By:
                                       --------------------------------------
                                       Keith R. Karako
                                       Attorney-in-Fact

                                    Address for Notices for The Administrative
                                    Agent:

                                    Citicorp USA, Inc.
                                    399 Park Avenue
                                    6th Floor
                                    New York, New York 10043

                                    Attention:    Keith R. Karako
                                    Fax:          (212) 793-1290